SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (date of earliest event reported): November 1, 2004

                        FINANCIAL INDUSTRIES CORPORATION
               (Exact name of Registrant as specified in charter)



           Texas                       0-4690                    74-2126975
(State or other jurisdiction   (Commission file number)      (I.R.S. employer
 of incorporation)                                           identification no.)


                      6500 River Place Blvd., Building One
                               Austin, Texas 78730
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (512) 404-5000

Former name or former address, if changed since last report - Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))



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Item 5.02      Departure  of  Directors  or  Principal  Officers;   Election  of
               Directors; Appointment of Principal Officers

     (b) Charles B. Cooper has submitted his resignation from the position of Chief Operating Officer of Financial Industries Corporation (the "Company"), effective November 1, 2004. In a Current Report on Form 8-K dated October 13, 2004, the Company reported Mr. Cooper's intention to resign effective December 31, 2004. The earlier date was at the request of the Company's Board of Directors.

     (c) As previously reported, the Company has commenced a search for a new Chief Operating Officer.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                      FINANCIAL INDUSTRIES CORPORATION




Date: November 4, 2004                By:   /s/ J. Bruce Boisture
                                          ______________________________________
                                           President and Chief Executive Officer



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